Exhibit 10.1

Confidential Treatment Requested by Cash America International, Inc.

Confidential portions of this document have been omitted and filed separately with the

Securities and Exchange Commission.

CASH AMERICA INTERNATIONAL, INC.

2012 LONG TERM INCENTIVE PLAN AWARD AGREEMENT

This Long Term Incentive Plan Award Agreement (the “Agreement”) is entered into as of the 25th day of January, 2012, by and between CASH AMERICA INTERNATIONAL, INC. (the “Company”) and                  (“Employee”).

W I T N E S S E T H:

WHEREAS, the Company has adopted the Cash America International, Inc. 2004 First Amended and Restated Long-Term Incentive Plan, as amended (the “Plan”), which is administered by the Management Development and Compensation Committee of the Company’s Board of Directors (the “Committee”); and

WHEREAS, pursuant to Section 4 and Section 9 of the Plan, the Committee has granted to Employee an award (the “Award”) of Restricted Stock Units to encourage Employee’s continued loyalty and diligence that consists of (a) an Award that shall vest under the terms of the Plan over a four-year period (the “Base Award”), and (b) an additional Award that shall vest, subject to the satisfaction of certain conditions specified in this Agreement and Exhibit “A” to this Agreement, on January 1, 2015 (the “Performance Award”);

WHEREAS, the Restricted Stock Units (“RSUs”) represent the unfunded and unsecured promise of the Company to issue to Employee an equivalent number of shares of the common stock of the Company or its successors (“Common Stock”) at a future date, subject to the terms of this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Award.

(a) General. Subject to the restrictions and other conditions set forth herein and in Exhibit “A” to this Agreement, the Company hereby grants to Employee the following Award:

(i) a Base Award of                  RSUs; and

(ii) a maximum Performance Award of              RSUs (of such amount              RSUs shall be considered the target Performance Award (the “Target Performance Award”) as further described on Exhibit “A”). The Performance Award is designated as a Qualified Performance-Based Award as defined in Section 2 of the Plan.

(b) Grant Date. The Award was awarded to Employee on January 25, 2012 (the “Grant Date”).

2. Vesting.

(a) Base Award Vesting. The Base Award shall vest as follows: Substantially equal 25% increments of the RSUs shall vest on each of the following dates as long as Employee remains continuously (i) employed by the Company or its subsidiaries or other affiliates, and/or (ii) a member of the Company’s Board of Directors (the “Board”), through the applicable vesting date: February 24, 2013; January 31, 2014; January 31, 2015, and January 31, 2016. Any RSUs that are part of the Base Award and have not vested shall remain subject to forfeiture under Section 3 of this Agreement.

(b) Performance Award Vesting. Subject to the terms and conditions specified on Exhibit “A,” the portion of the Performance Award payable hereunder, if any, shall vest on January 1, 2015 (“Performance Award Vesting Date”), as long as Employee remains continuously (i) employed by the Company or its subsidiaries or other affiliates, and/or (ii) a member of the Board, through said date, subject to receiving Committee Certification (as defined on Exhibit “A”). In addition, if Employee’s employment with the Company and all of its subsidiaries and affiliates and his service as a member of the Board terminates for any reason (including death) before the Performance Award Vesting Date and Employee’s age plus continuous tenure with the Company (as described in Section 3(e)) equals at least 65 years (as further described in Section 3(b) of this Agreement), then, subject to the terms and conditions specified on Exhibit “A,” the portion of the Performance Award payable hereunder, if any, shall vest subject (i) to receiving Committee Certification, and (ii) to the proration rules set forth in Section 3(b) of this Agreement.

3. Treatment of Award Upon Termination or Failure to Vest.

(a) Base Award Forfeiture. Upon Employee’s termination of employment with the Company and all of its subsidiaries and affiliates and his service as a member of the Board for any reason (including death), any portion of the Base Award that has not yet vested as provided in Section 2(a) of this Agreement shall be immediately forfeited, and Employee shall forfeit any and all rights in or to such unvested portion of the Base Award.

(b) Performance Award Proration and Forfeiture with Rule of 65. If Employee’s employment with the Company and all of its subsidiaries and affiliates and his service as a member of the Board terminates for any reason (including death) before the Performance Award Vesting Date and Employee’s age plus continuous tenure with the Company (as described in Section 3(e)) as of the later of Employee’s employment termination date or Employee’s termination of service from the Board equals 65 years or more:

i.	Subject to the terms and conditions of Exhibit “A,” Employee shall be entitled to a prorated portion of any Performance Award (A) that receives the Committee Certification, and (B) that would have otherwise vested and been payable pursuant to this Agreement if Employee had remained employed by the Company and/or engaged as a Board member through the Performance Award Vesting Date. Such prorated portion shall be determined by multiplying the amount of the Performance Award that would have been payable to Employee, had Employee remained employed by the Company and/or engaged as a Board member through the Performance Award Vesting Date, by a fraction the numerator of which is equal to the number of whole calendar months following the Grant Date that Employee was actively employed by the Company and/or engaged as a Board member, and the denominator of which is equal to 35;

ii.	The prorated portion of the vested Performance Award payable under this Section 3(b) shall be calculated as of the Performance Award Vesting Date, and shall be paid at the time specified under Section 4 of this Agreement; and

iii.	Except for any prorated portion of the Performance Award that is determined in accordance with Section 3(b)(i) above and is certified by the Committee in accordance with the terms of Exhibit “A,” Employee shall forfeit any and all rights in or to the remaining unvested portion of the Performance Award.

(c) Performance Award Forfeiture without Rule of 65. If Employee’s employment with the Company and all of its subsidiaries and affiliates and his service as a member of the Board terminates for any reason (including death) before the Performance Award Vesting Date, and Employee’s age plus his continuous tenure with the Company (as described in Section 3(e)) as of the later of Employee’s employment termination date or Employee’s termination of service from the Board equals less than 65 years, then Employee shall forfeit all rights in or to any portion of the Performance Award.

(d) Performance Award Forfeiture—General. Any portion of the Performance Award that does not vest on or before the Performance Award Vesting Date as described hereinabove shall be forfeited, and Employee shall forfeit any and all rights in or to such unvested portion of the Performance Award.

(e) Tenure with the Company. For purposes of Sections 3(b) and 3(c) of this Agreement, Employee’s “tenure with the Company” shall be the number of whole years that Employee had been continuously (i) employed by the Company and all of its subsidiaries and/or (ii) a member of the Board on the most recent anniversary of the earlier to occur of Employee’s commencement of Employee’s employment or Employee’s commencement of service as a member of the Board.

4. Payment of Awards.

(a) General.

i.	Except as provided in Section 4(b)(i) below, (A) as each 25%-portion of the Base Award vests, the Company shall instruct its transfer agent to issue a stock certificate evidencing the conversion of such vested RSUs into whole vested shares of Common Stock in the name of Employee (or if Employee has died, in the name of Employee’s designated beneficiary or, if no beneficiary has been designated, Employee’s estate (“Beneficiary”)) within a reasonable time after the vesting date of such 25%-portion of the Base Award, but (B) in no event will the Common Stock relating to the then-vesting portion of the Base Award be transferred to Employee later than December 31 of the calendar year in which the vesting date for the then-vesting portion of the Base Award occurs. The Company shall not be required to deliver any fractional shares of Common Stock under the Award. Any fractional shares shall be rounded up to the next whole share.

ii.	If any portion of the Performance Award vests and is certified by the Committee in accordance with the terms of Exhibit “A,” then, except as provided in Section 4(b)(ii) below, (A) the Company shall instruct its transfer agent to issue a stock certificate evidencing the conversion of all vested Performance Award RSUs certified by the Committee that have not been forfeited under Section 3 of this Agreement into whole vested shares of Common Stock in the name of Employee (or if Employee has died, in the name of Employee’s Beneficiary) within a reasonable time after the Committee Certification Date (as defined in Exhibit “A”), but (B) in no event will the Common Stock relating to the vested portion of the Performance Award, as certified by the Committee, be transferred to Employee later than March 15, 2016.

iii.	The Company shall not be required to deliver any fractional shares of Common Stock under the Base Award or the Performance Award. Any fractional shares shall be rounded up to the next whole share.

(b)	Deferred Delivery.

i.	Employee may elect to defer the timing of the payment of the vested portions of the Base Award granted under this Agreement until the later of (A) the date Employee has a separation from service as an employee (within the meaning of Treasury Regulations Section 1.409A-1(h)(1); “Employment Separation from Service”) or (B) a specified date which may be either the applicable vesting date or a later date not later than January 31, 2016. For all portions of the Base Award granted under this Agreement, such deferral election must be made no later than February 24, 2012. For clarification purposes, the payment for any portions of the Base Award that vest following an Employment Separation from Service in accordance with this Agreement and are deferred in accordance with this Section 4(b)(i) will be paid in accordance with Section 4(b)(i)(B); provided, however, if Employee has not specified a date pursuant to Section 4(b)(i)(B), such date shall be deemed to be January 31, 2016.

ii.	Employee may elect to defer but not accelerate the timing of the payment of the portion of the Performance Award granted under this Agreement that vests and is certified by the Committee in accordance with this Agreement, if any, until the later of (A) the date of Employee’s Employment Separation from Service, or (B) January 1, 2017. Such election must be made no later than February 24, 2012. For clarification purposes, if the Performance Award vests following an Employment Separation from Service in accordance with this Agreement and is deferred in accordance with this Section 4(b)(ii) the payment of the portion of the Performance Award granted under this Agreement that vests and is certified by the Committee in accordance with this Agreement, if any, will be paid in accordance with Section 4(b)(ii)(B).

iii.

To the extent required under Code §409A and applicable guidance issued thereunder (“Code §409A”), if Employee is a specified employee (within the meaning of Code §409A) at the time Employee has an Employment Separation from Service and has elected to defer receipt of his Base Award and/or Performance Award, the shares of Common Stock transferable on a deferred basis as a result of Employee’s Employment Separation from Service for any reason other than Employee’s death shall not be issued before the date that is six months after Employee’s Employment Separation from Service or such earlier time (if any) as may be permitted under Code §409A. In the event of Employee’s death after he has elected to defer receipt of his Base Award and/or Performance Award, the shares of Common Stock relating to any and all outstanding RSUs that have not been forfeited under Section 3 of this Agreement will be issued in the name of Employee’s Beneficiary, as follows: (A) for the Base Award, upon the 60th day after Employee’s death, and (B) for any vested Performance Award certified by the Committee, by the latest to occur of (a) March 15, 2016, (b) December 31 of the year in which his death occurs, or (c) within 2 1/2 months after his date of death.

5. Change in Control.

(a) Vesting and Payment. In the event of a Change in Control (as defined below) while Employee is still employed by the Company or its subsidiaries or other affiliates and/or serving as a member of the Board, vesting of the entire Award (both the Base Award and the maximum Performance Award) shall automatically accelerate and become 100% vested as of the date the Change in Control occurs as long as Employee has remained continuously employed by the Company or by an entity that is a subsidiary or other affiliate of the Company on the day immediately preceding the date of the Change in Control and/or served as a member of the Board through such date. In such event, the shares of Common Stock evidencing vested RSUs shall be delivered to Employee in a lump sum within 60 days following the date of the Change in Control, notwithstanding any election made under Section 4(b) of this Agreement. A “Change in Control” shall mean an event that is a change in the ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, all as defined in Code §409A and guidance issued thereunder, except that 35% shall be substituted for 30% in applying Treasury Regulations Section 1.409A-3(i)(5)(vi) and 50% shall be substituted for 40% in applying Treasury Regulations Section 1.409A-3(i)(5)(vii). Notwithstanding the above, a “Change in Control” shall not include any event that is not treated under Code §409A as a change in control event with respect to Employee.

(b) Substitution. Notwithstanding anything set forth herein to the contrary, upon a Change in Control, the Committee, in its sole discretion, may, in lieu of issuing Common Stock, provide Employee with an equivalent amount payable in the form of cash.

6. Agreement of Employee. Employee acknowledges that certain restrictions under state or federal securities laws may apply with respect to the shares of Common Stock to be issued pursuant to the Award. Specifically, Employee acknowledges that, to the extent Employee is an “affiliate” of the Company (as that term is defined by the Securities Act of 1933), the shares of Common Stock to be issued as a result of the Award are subject to certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission’s Rule 144). Employee hereby agrees to execute such documents and take such actions as the Company may reasonably require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain under such laws. Notwithstanding anything herein to the contrary and only to the extent permitted under Code §409A, a payment may be delayed to the extent the Company reasonably anticipates that making the payment will violate federal securities laws or other applicable laws.

7. Withholding. Upon the issuance of shares to Employee pursuant to this Agreement, Employee shall pay an amount equal to the amount of all applicable federal, state and local employment taxes which the Company is required to withhold at any time. Such payment may be made in cash or, with respect to the issuance of shares to Employee pursuant to this Agreement, by delivery of whole shares of Common Stock (including shares issuable under this Agreement) in accordance with Section 14(a) of the Plan and the terms of Code §409A.

8. Adjustment of Awards.

(a) If there is an increase or decrease in the number of issued and outstanding shares of Common Stock through the payment of a stock dividend or resulting from a stock split-up, a recapitalization, or a combination or exchange of shares of Common Stock, then the number of outstanding RSUs hereunder shall be adjusted so that the proportion of such Award to the Company’s total issued and outstanding shares of Common stock remains the same as existed immediately prior to such event.

(b) Except as provided in Section 8(a) of this Agreement, no adjustment in the number of shares of Common Stock subject to any outstanding portion of the RSUs shall be made upon the issuance by the Company of shares of any class of its capital stock or securities convertible into shares of any class of capital stock, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of any other obligation of the Company that may be convertible into such shares or other securities.

(c) Upon the occurrence of events affecting Common Stock other than those specified in Sections 8(a) and 8(b) of this Agreement, the Committee may make such other adjustments to awards as are permitted under Section 5(c) of the Plan. This section shall not be construed as limiting any other rights the Committee may have under the terms of the Plan.

9. Clawback Provision. Notwithstanding anything in the Plan to the contrary, in the event that the Company is required to materially restate its financial results, excluding a material restatement of such financial results due solely to a change in generally accepted accounting principles in the United States or such other accounting principles that may be adopted by the Securities and Exchange Commission and are or become applicable to the Company, at any time before or within two years following the Performance Award Vesting Date as a result of fraud or intentional misconduct on the part of the Employee, the Committee may, in its discretion, (a) cancel the Performance Award, in whole or in part, whether or not vested (so long as shares of Common Stock have not yet been issued in accordance with Section 4(a)(ii) or Section 4(b)(ii) of this Agreement) and/or (b) require the Employee to repay to the Company an amount equal to all or any portion of the value of any or all of the shares that have been issued in accordance with Section 4(a)(ii) of this Agreement valued as of the Performance Award Vesting Date. Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in shares of Common Stock or cash or a combination thereof (based on the Fair Market Value of the shares of Common Stock on the date of repayment) and the Committee may provide for an offset to any future payments owed by the Company or any of its subsidiaries or affiliates to the Employee if necessary to satisfy the repayment obligation; provided, however, that if any such offset is prohibited under applicable law, the Committee shall not permit any offsets and may require immediate repayment by the Employee.

Notwithstanding the foregoing, to the extent required to comply with applicable law and/or any Clawback Policy adopted by the Company after the date of this Agreement, the Company may unilaterally amend this Section 9, and any such amendment shall be made by providing notice of such amendment to Employee, and such amendment shall be binding on Employee; provided, regardless of whether the Company makes such a unilateral amendment to this Section 9 or provides such notice to Employee, this section shall be deemed consistent with any Clawback Policy adopted by the Company after the date of this Agreement and Employee shall be bound thereby.

10. Plan Provisions.

In addition to the terms and conditions set forth herein, the Award is subject to and governed by the terms and conditions set forth in the Plan, as may be amended from time to time, which are hereby incorporated by reference. Any terms used herein with an initial capital letter shall have the same meaning as provided in the Plan, unless otherwise specified herein. In the event of any conflict between the provisions of the Agreement and the Plan, the Plan shall control.

11. Miscellaneous.

(a) Limitation of Rights. The granting of the Award and the execution of the Agreement shall not give Employee any rights to (1) similar grants in future years, (2) any right to be retained in the employ or service of the Company or any of its affiliates or subsidiaries, or (3) interfere in any way with the right of the Company or its affiliates or subsidiaries to terminate Employee’s employment or services at any time.

(b) Claims Procedure. Any dispute or claim for benefits by any person under this Agreement shall be determined by the Committee in accordance with the claims procedures under the Cash America International, Inc. Nonqualified Savings Plan.

(c) Shareholder Rights. Neither Employee nor Employee’s Beneficiary shall have any of the rights of a shareholder with respect to any shares of Common Stock issuable upon vesting of any Award, including without limitation a right to cash dividends or a right to vote, until (i) such Award is vested and, if applicable with respect to the Performance Award, certified by the Committee, and (ii) such shares have been delivered and issued to Employee or Employee’s Beneficiary pursuant to Section 4 of this Agreement.

(d) Severability. If any term, provision, covenant or restriction contained in the Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in the Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

(e) Controlling Law. The Agreement is being made in Texas and shall be construed and enforced in accordance with the laws of that state.

(f) Construction. The Agreement and the Plan contain the entire understanding between the parties, and supersedes any prior understanding and agreements between them, representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

(g) Amendments to Comply With Code §409A. Notwithstanding the foregoing, if any provision of this Agreement would cause compensation to be includible in Employee’s income pursuant to Code §409A(a)(1), then the Company may amend the Agreement in such a way as to cause substantially similar economic results without causing such inclusion; any such amendment shall be made by providing notice of such amendment to Employee, and shall be binding on Employee.

(h) Headings. Section and other headings contained in the Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of the Agreement or any provision hereof.

(i) Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements contained herein shall be binding upon and inure to the benefit of Employee’s heirs, legal representatives, successors and assigns.

(j) Originals. This Agreement may be executed electronically and/or in duplicate counterparts, the production of either of which shall be sufficient for all purposes for the proof of the terms of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the day and year first set forth above.

CASH AMERICA INTERNATIONAL, INC.

By:

EMPLOYEE

EXHIBIT A

TERMS AND CONDITIONS OF PERFORMANCE AWARD

1.	General. The amount of the Performance Award that will vest and be payable upon vesting shall be based on the Company achieving growth in its [**Confidential Treatment Requested] EPS over the three-year period ending December 31, 2014.

2.	Target Performance Award and Maximum Performance Award. 100% of the Target Performance Award shall vest and be payable if the Company’s EPS achieves a compounded annual growth rate (“CAGR”) of [**Confidential Treatment Requested] when comparing the base [**Confidential Treatment Requested] EPS for the year ended December 31, 2011, determined as described in section 3(a) below ( the “Base EPS”), with the [**Confidential Treatment Requested] EPS for the year ending December 31, 2014, [**Confidential Treatment Requested] (the “2014 EPS”); 200% of the Target Performance Award (or the maximum Performance Award) shall vest and be payable if the Company’s EPS achieves a CAGR of [**Confidential Treatment Requested] when comparing the Base EPS with the 2014 EPS.

3.	Calculation of CAGR. The CAGR shall reflect the cumulative growth [**Confidential Treatment Requested] EPS over the three-year period ending December 31, 2014. For purposes of computing CAGR, the Base EPS and the 2014 EPS shall be determined as described in this section 3.

(a)	Base EPS. In the event that an initial public offering of common stock of Enova International, Inc. (“Enova”) occurs on or before December 31, 2014, and as a result of the Company’s reduction in ownership of Enova, the financial results of Enova and its subsidiaries for periods following the closing of such initial public offering are not required to be consolidated with the financial results of the Company under generally accepted accounting principles in the United States or such other accounting principles that may be applicable to the Company (“Deconsolidating Enova IPO”), the Base EPS shall be determined in accordance with the following schedule, based on the date of the closing of the Deconsolidating Enova IPO:

[**Confidential Treatment Requested] indicates that portions of this document have been omitted and have been separately filed with the Securities and Exchange Commission.

If Closing of the Deconsolidating IPO Occurs	Base EPS Shall Be

Before January 31, 2014	[**Confidential Treatment Requested]

During February, 2014	[**Confidential Treatment Requested]

During March, 2014	[**Confidential Treatment Requested]

During April, 2014	[**Confidential Treatment Requested]

During May, 2014	[**Confidential Treatment Requested]

During June, 2014	[**Confidential Treatment Requested]

During July, 2014	[**Confidential Treatment Requested]

During August, 2014	[**Confidential Treatment Requested]

During September, 2014	[**Confidential Treatment Requested]

During October, 2014	[**Confidential Treatment Requested]

During November, 2014	[**Confidential Treatment Requested]

During December, 2014	[**Confidential Treatment Requested]

In the event that an Enova Deconsolidating IPO does not occur on or before December 31, 2014, the Base EPS shall be [**Confidential Treatment Requested] per share.

(b)	2014 EPS. The 2014 EPS [**Confidential Treatment Requested]. In the event that a Deconsolidating Enova IPO occurs on or before December 31, 2014, the 2014 EPS [**Confidential Treatment Requested]. [**Confidential Treatment Requested].

4.	Adjustments. If there is an increase or decrease in the number of issued and outstanding shares of Common Stock through the payment of a stock dividend or resulting from a stock split-up, a recapitalization or a combination or exchange of shares of Common Stock, then the Base EPS used to calculate the amount of the Performance Award shall be adjusted to reflect such increase or decrease.

5.	Vesting and Payment Amounts. The amount of the Performance Award that will vest and be payable (subject to Committee Certification, as described below) shall be determined as follows:

a.	The Company’s 2014 [**Confidential Treatment Requested] EPS must achieve a CAGR of at least [**Confidential Treatment Requested] in order for any amount of the Performance Award to vest and be payable; and with a CAGR of [**Confidential Treatment Requested], 100% of the Target Performance Award will vest and be payable (see the Performance Schedule in Paragraph 7 below).

b.	200% of the Target Performance Award amount shall vest and be payable if the Company’s 2014 [**Confidential Treatment Requested] EPS achieves a CAGR of [**Confidential Treatment Requested].

c.	If the Company’s 2014 [**Confidential Treatment Requested] EPS achieves a CAGR of at least [**Confidential Treatment Requested] but less than [**Confidential Treatment Requested], the amount of the Target Performance Award that will vest and be payable shall be determined in accordance with the Performance Schedule in Paragraph 7 below. (See also the examples in Paragraph 8 below.)

[**Confidential Treatment Requested] indicates that portions of this document have been omitted and have been separately filed with the Securities and Exchange Commission.

d.	No portion of the Performance Award will vest or be payable if the Company’s 2014 [**Confidential Treatment Requested] EPS achieves a CAGR of less than [**Confidential Treatment Requested].

e.	For purposes of determining the amount of the Performance Award that will vest and be payable, CAGR shall be rounded to the nearest 0.1%; the calculated percentage of the amount of the Performance Award payable at vesting will be rounded to the nearest 1.0%; and any fractional share resulting from the calculation shall be rounded up to the next whole share.

6.	Committee Certification. At its first regularly scheduled meeting (or, if later, at the first meeting held once the necessary EPS data has become available) following the Performance Award Vesting Date (which meeting is anticipated to occur during the last 14 days of January 2015), the Committee (or any successor thereto) shall determine the extent to which the conditions for the vesting of the Performance Award described in this Appendix (the “Performance Goals”) have been met and shall certify the portion of the Target Performance Award, if any, that has vested and is payable (“Committee Certification”). Such Performance Goals will be considered to have been met only to the extent that the Committee certifies in writing (within the meaning of Treasury Regulations Section 1.162-27(e)(5)) that they have been met. The Committee Certification shall certify as to the satisfaction of the performance goals set forth in this Exhibit and as to the satisfaction of all other material terms of the Performance Award (including, without limitation, the requirements of (a) remaining continuously employed and/or a member of the Board and/or (b) attaining Rule of 65). The date the Committee makes such a written certification shall be deemed the “Committee Certification Date”).

[**Confidential Treatment Requested] indicates that portions of this document have been omitted and have been separately filed with the Securities and Exchange Commission.

7.	Performance Schedule:

3 Year EPS CAGR*	Percentage of Target Performance Award To be Issued¹ **	3 Year EPS CAGR*	Percentage of Target Performance Award To be Issued¹ **
[**Confidential Treatment Requested]	200%	[**Confidential Treatment Requested]	174%
[**Confidential Treatment Requested]	199%	[**Confidential Treatment Requested]	173%
[**Confidential Treatment Requested]	198%	[**Confidential Treatment Requested]	172%
[**Confidential Treatment Requested]	197%	[**Confidential Treatment Requested]	171%
[**Confidential Treatment Requested]	196%	[**Confidential Treatment Requested]	170%
[**Confidential Treatment Requested]	195%	[**Confidential Treatment Requested]	169%
[**Confidential Treatment Requested]	194%	[**Confidential Treatment Requested]	168%
[**Confidential Treatment Requested]	193%	[**Confidential Treatment Requested]	167%
[**Confidential Treatment Requested]	192%	[**Confidential Treatment Requested]	166%
[**Confidential Treatment Requested]	191%	[**Confidential Treatment Requested]	165%
[**Confidential Treatment Requested]	190%	[**Confidential Treatment Requested]	164%
[**Confidential Treatment Requested]	189%	[**Confidential Treatment Requested]	163%
[**Confidential Treatment Requested]	188%	[**Confidential Treatment Requested]	162%
[**Confidential Treatment Requested]	187%	[**Confidential Treatment Requested]	161%
[**Confidential Treatment Requested]	186%	[**Confidential Treatment Requested]	160%
[**Confidential Treatment Requested]	185%	[**Confidential Treatment Requested]	159%
[**Confidential Treatment Requested]	184%	[**Confidential Treatment Requested]	158%
[**Confidential Treatment Requested]	183%	[**Confidential Treatment Requested]	157%
[**Confidential Treatment Requested]	182%	[**Confidential Treatment Requested]	156%
[**Confidential Treatment Requested]	181%	[**Confidential Treatment Requested]	155%
[**Confidential Treatment Requested]	180%	[**Confidential Treatment Requested]	154%
[**Confidential Treatment Requested]	179%	[**Confidential Treatment Requested]	153%
[**Confidential Treatment Requested]	178%	[**Confidential Treatment Requested]	152%
[**Confidential Treatment Requested]	177%	[**Confidential Treatment Requested]	151%
[**Confidential Treatment Requested]	176%	[**Confidential Treatment Requested]	150%
[**Confidential Treatment Requested]	175%	[**Confidential Treatment Requested]	149%

Continued on next page

[**Confidential Treatment Requested] indicates that portions of this document have been omitted and have been separately filed with the Securities and Exchange Commission.

3 Year EPS CAGR*	Percentage of Target Performance Award To be Issued¹ **	3 Year EPS CAGR*	Percentage of Target Performance Award To be Issued¹ **
[**Confidential Treatment Requested]	148%	[**Confidential Treatment Requested]	111%
[**Confidential Treatment Requested]	147%	[**Confidential Treatment Requested]	110%
[**Confidential Treatment Requested]	146%	[**Confidential Treatment Requested]	109%
[**Confidential Treatment Requested]	145%	[**Confidential Treatment Requested]	108%
[**Confidential Treatment Requested]	144%	[**Confidential Treatment Requested]	107%
[**Confidential Treatment Requested]	143%	[**Confidential Treatment Requested]	106%
[**Confidential Treatment Requested]	142%	[**Confidential Treatment Requested]	105%
[**Confidential Treatment Requested]	141%	[**Confidential Treatment Requested]	104%
[**Confidential Treatment Requested]	140%	[**Confidential Treatment Requested]	103%
[**Confidential Treatment Requested]	139%	[**Confidential Treatment Requested]	102%
[**Confidential Treatment Requested]	138%	[**Confidential Treatment Requested]	101%
[**Confidential Treatment Requested]	137%	[**Confidential Treatment Requested]	100%
[**Confidential Treatment Requested]	136%	[**Confidential Treatment Requested]	96%
[**Confidential Treatment Requested]	135%	[**Confidential Treatment Requested]	92%
[**Confidential Treatment Requested]	134%	[**Confidential Treatment Requested]	88%
[**Confidential Treatment Requested]	133%	[**Confidential Treatment Requested]	85%
[**Confidential Treatment Requested]	132%	[**Confidential Treatment Requested]	81%
[**Confidential Treatment Requested]	131%	[**Confidential Treatment Requested]	77%
[**Confidential Treatment Requested]	130%	[**Confidential Treatment Requested]	73%
[**Confidential Treatment Requested]	129%	[**Confidential Treatment Requested]	69%
[**Confidential Treatment Requested]	128%	[**Confidential Treatment Requested]	65%
[**Confidential Treatment Requested]	127%	[**Confidential Treatment Requested]	62%
[**Confidential Treatment Requested]	126%	[**Confidential Treatment Requested]	58%
[**Confidential Treatment Requested]	125%	[**Confidential Treatment Requested]	54%
[**Confidential Treatment Requested]	124%	[**Confidential Treatment Requested]	50%
[**Confidential Treatment Requested]	123%	[**Confidential Treatment Requested]	46%
[**Confidential Treatment Requested]	122%	[**Confidential Treatment Requested]	42%
[**Confidential Treatment Requested]	121%	[**Confidential Treatment Requested]	38%
[**Confidential Treatment Requested]	120%	[**Confidential Treatment Requested]	35%
[**Confidential Treatment Requested]	119%	[**Confidential Treatment Requested]	31%
[**Confidential Treatment Requested]	118%	[**Confidential Treatment Requested]	27%
[**Confidential Treatment Requested]	117%	[**Confidential Treatment Requested]	23%
[**Confidential Treatment Requested]	116%	[**Confidential Treatment Requested]	19%
[**Confidential Treatment Requested]	115%	[**Confidential Treatment Requested]	15%
[**Confidential Treatment Requested]	114%	[**Confidential Treatment Requested]	12%
[**Confidential Treatment Requested]	113%	[**Confidential Treatment Requested]	8%
[**Confidential Treatment Requested]	112%	[**Confidential Treatment Requested]	4%
		[**Confidential Treatment Requested]	0%

(1)	Reflects the % of Target Performance Award that may vest and be payable.
*	CAGR Percentage to be rounded to nearest 0.1%
**	Percentage of Performance Award to be issued rounded to the nearest 1%

[**Confidential Treatment Requested] indicates that portions of this document have been omitted and have been separately filed with the Securities and Exchange Commission.

8.	Examples: For purposes of these examples, assume Employee is granted a Target Performance Award of 325 RSUs:

a.	If the CAGR is [**Confidential Treatment Requested], Employee shall receive the number of shares equal to 143% of the number of RSUs granted as the Target Performance Award, rounded up to the next whole share or 465 shares (325 * 143% = 464.75).

b.	If the CAGR is [**Confidential Treatment Requested], Employee shall receive the number of shares equal to 111% of the number of RSUs granted as the Target Performance Award rounded up to the next whole share or 361 shares (325 * 111% = 360.75).

c.	If CAGR is [**Confidential Treatment Requested], Employee shall receive the number of shares equal to 62% of the number of RSUs granted as the Target Performance Award rounded up to the next whole share or 202 shares (325 * 62% = 201.5).

d.	If CAGR is [**Confidential Treatment Requested], Employee shall not receive any portion of the Performance Award.

e.	If the CAGR is [**Confidential Treatment Requested], Employee shall receive the number of shares equal to 200% of the number of RSUs granted as the Target Performance Award rounded up to the next whole share or 750 shares (325 * 200% = 750).

[**Confidential Treatment Requested] indicates that portions of this document have been omitted and have been separately filed with the Securities and Exchange Commission.